Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Fourth Quarter 2019

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis	5

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	8

Non-Interest Income, Mortgage Income, Wealth Management Income and Capital Markets Income	9

Non-Interest Expense	11

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	12

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	15
Non-Accrual Loans (excludes loans held for sale), Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	17
Early and Late Stage Delinquencies	18
Troubled Debt Restructurings	19

Consolidated Balance Sheets	20

Loans	21

Deposits	24

Reconciliation to GAAP Financial Measures
Tangible Common Ratios	26

Forward-Looking Statements	27

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,121	$1,173	$1,202	$1,196	$1,171
Interest expense - taxable equivalent	180	213	235	223	188
Depreciation expense on operating lease assets	10	10	11	12	12
Net interest income and other financing income - taxable equivalent - continuing operations	931	950	956	961	971
Less: Taxable-equivalent adjustment	13	13	14	13	13
Net interest income and other financing income	918	937	942	948	958
Provision for loan losses	96	108	92	91	95
Net interest income and other financing income after provision for loan losses	822	829	850	857	863
Non-interest income	562	558	494	502	481
Non-interest expense	897	871	861	860	853
Income from continuing operations before income taxes	487	516	483	499	491
Income tax expense	98	107	93	105	85
Income from continuing operations	389	409	390	394	406
Net income	$389	$409	$390	$394	$406
Income from continuing operations available to common shareholders	$366	$385	$374	$378	$390
Net income available to common shareholders	$366	$385	$374	$378	$390

Earnings per common share from continuing operations - basic	$0.38	$0.39	$0.37	$0.37	$0.38
Earnings per common share from continuing operations - diluted	0.38	0.39	0.37	0.37	0.37
Earnings per common share - basic	0.38	0.39	0.37	0.37	0.38
Earnings per common share - diluted	0.38	0.39	0.37	0.37	0.37

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$82,963	$82,786	$83,553	$84,430	$83,152
Allowance for loan losses	(869)	(869)	(853)	(853)	(840)
Assets	126,240	128,147	127,518	128,802	125,688
Deposits	97,475	94,305	94,971	95,720	94,491
Long-term borrowings - Federal Home Loan Bank advances	2,501	3,001	3,102	6,902	6,902
Long-term borrowings - Other	5,378	6,127	6,111	6,055	5,522
Stockholders' equity	16,295	16,581	16,608	15,512	15,090
Average balances—Consolidated
Loans, net of unearned income	$82,392	$82,986	$83,905	$83,725	$81,873
Assets	124,138	124,663	126,115	125,543	123,538
Deposits	94,512	94,056	94,918	94,170	93,159
Long-term borrowings - Federal Home Loan Bank advances	2,659	3,222	4,787	5,876	5,704
Long-term borrowings - Other	5,942	6,118	6,068	5,877	5,478
Stockholders' equity	16,564	16,621	15,927	15,192	14,605

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Return on average assets* (1)	1.24%	1.30%	1.24%	1.27%	1.30%
Return on average common stockholders' equity*	9.51%	9.98%	10.16%	10.66%	11.22%
Return on average common stockholders' equity from continuing operations*	9.51%	9.98%	10.15%	10.66%	11.23%
Return on average tangible common stockholders’ equity (non-GAAP)* (2)	13.95%	14.62%	15.11%	16.09%	17.32%
Return on average tangible common stockholders’ equity from continuing operations (non-GAAP)* (2)	13.95%	14.62%	15.10%	16.09%	17.33%
Efficiency ratio from continuing operations	60.1%	57.7%	59.4%	58.8%	58.7%
Adjusted efficiency ratio from continuing operations (non-GAAP) (2)	58.1%	57.4%	58.3%	58.3%	58.1%
Common book value per share	$15.65	$15.83	$15.24	$14.50	$13.92
Tangible common book value per share (non-GAAP) (2)	$10.58	$10.79	$10.42	$9.72	$9.19
Tangible common stockholders’ equity to tangible assets (non-GAAP) (2)	8.34%	8.44%	8.53%	7.95%	7.80%
Basel III common equity (3)	$10,228	$10,121	$10,484	$10,443	$10,371
Basel III common equity Tier 1 ratio (3)	9.6%	9.6%	9.9%	9.8%	9.9%
Tier 1 capital ratio (3)	10.8%	10.8%	11.1%	10.6%	10.7%
Total risk-based capital ratio (3)	12.6%	12.6%	12.9%	12.4%	12.5%
Leverage ratio (3)	9.7%	9.5%	9.7%	9.3%	9.3%
Effective tax rate	20.3%	20.6%	19.4%	21.0%	17.4%
Allowance for loan losses as a percentage of loans, net of unearned income	1.05%	1.05%	1.02%	1.01%	1.01%
Allowance for loan losses to non-performing loans, excluding loans held for sale	171%	188%	160%	163%	169%
Net interest margin (FTE)*	3.39%	3.44%	3.45%	3.51%	3.52%
Loans, net of unearned income, to total deposits	85.1%	87.8%	88.0%	88.2%	88.0%
Net charge-offs as a percentage of average loans*	0.46%	0.44%	0.44%	0.38%	0.46%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.61%	0.56%	0.64%	0.62%	0.60%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.70%	0.65%	0.72%	0.71%	0.68%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (4)	0.89%	0.82%	0.89%	0.88%	0.85%
Associate headcount—full-time equivalent from continuing operations	19,564	19,549	19,765	20,056	19,969
ATMs	2,028	1,993	2,021	1,985	1,952
Branch Statistics
Full service	1,374	1,370	1,402	1,399	1,396
Drive-through/transaction service only	54	55	58	57	58
Total branch outlets	1,428	1,425	1,460	1,456	1,454

	Year Ended December 31
	2019	2018
Return on average assets (1)	1.26%	1.27%
Return on average common stockholders' equity	10.07%	11.64%
Return on average common stockholders' equity from continuing operations	10.06%	10.33%
Return on average tangible common stockholders’ equity (non-GAAP) (2)	14.91%	17.57%
Return on average tangible common stockholders’ equity from continuing operations (non-GAAP) (2)	14.91%	15.59%
Efficiency ratio from continuing operations	59.0%	61.5%
Adjusted efficiency ratio from continuing operations (non-GAAP) (2)	58.0%	59.3%
Effective tax rate	20.3%	19.8%
Net interest margin (FTE) from continuing operations	3.45%	3.50%
Net charge-offs as a percentage of average loans	0.43%	0.40%
Adjusted net charge-offs as a percentage of average loans (non-GAAP) (2)	0.43%	0.39%

*Annualized

(1)	Calculated by dividing income from continuing operations by consolidated average assets.

(2)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 8, 12, 13, 14, 22, 23 and 26.

(3)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(4)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 18 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Interest income, including other financing income on:
Loans, including fees	$923	$970	$992	$981	$962
Debt securities—taxable	155	160	163	165	160
Loans held for sale	5	5	4	3	4
Other earning assets	13	12	15	19	17
Operating lease assets	12	13	14	15	15
Total interest income, including other financing income	1,108	1,160	1,188	1,183	1,158
Interest expense on:
Deposits	98	116	125	108	80
Short-term borrowings	12	14	14	13	15
Long-term borrowings	70	83	96	102	93
Total interest expense	180	213	235	223	188
Depreciation expense on operating lease assets	10	10	11	12	12
Total interest expense and depreciation expense on operating lease assets	190	223	246	235	200
Net interest income and other financing income	918	937	942	948	958
Provision for loan losses	96	108	92	91	95
Net interest income and other financing income after provision for loan losses	822	829	850	857	863
Non-interest income:
Service charges on deposit accounts	187	186	181	175	185
Card and ATM fees	112	114	120	109	111
Wealth management income	84	83	79	76	77
Capital markets income	61	36	39	42	50
Mortgage income	49	56	31	27	30
Securities gains (losses), net	(2)	—	(19)	(7)	—
Other	71	83	63	80	28
Total non-interest income	562	558	494	502	481
Non-interest expense:
Salaries and employee benefits	488	481	469	478	468
Net occupancy expense	79	80	80	82	86
Furniture and equipment expense	82	83	84	76	82
Other	248	227	228	224	217
Total non-interest expense	897	871	861	860	853
Income from continuing operations before income taxes	487	516	483	499	491
Income tax expense	98	107	93	105	85
Income from continuing operations	389	409	390	394	406
Net income	$389	$409	$390	$394	$406
Net income from continuing operations available to common shareholders	$366	$385	$374	$378	$390
Net income available to common shareholders	$366	$385	$374	$378	$390
Weighted-average shares outstanding—during quarter:
Basic	963	988	1,010	1,019	1,035
Diluted	968	991	1,012	1,028	1,043
Actual shares outstanding—end of quarter	957	964	1,004	1,013	1,025
Earnings per common share from continuing operations: (1)
Basic	$0.38	$0.39	$0.37	$0.37	$0.38
Diluted	$0.38	$0.39	$0.37	$0.37	$0.37
Earnings per common share: (1)
Basic	$0.38	$0.39	$0.37	$0.37	$0.38
Diluted	$0.38	$0.39	$0.37	$0.37	$0.37
Taxable-equivalent net interest income and other financing income	$931	$950	$956	$961	$971
________
(1) Quarterly amounts may not add to year-to-date amounts due to rounding.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Consolidated Statements of Income (continued) (unaudited)

	Year Ended December 31
($ amounts in millions, except per share data)	2019	2018
Interest income, including other financing income on:
Loans, including fees	$3,866	$3,613
Debt securities—taxable	643	625
Loans held for sale	17	15
Other earning assets	59	70
Operating lease assets	54	70
Total interest income, including other financing income	4,639	4,393
Interest expense on:
Deposits	447	250
Short-term borrowings	53	30
Long-term borrowings	351	322
Total interest expense	851	602
Depreciation expense on operating lease assets	43	56
Total interest expense and depreciation expense on operating lease assets	894	658
Net interest income and other financing income	3,745	3,735
Provision for loan losses	387	229
Net interest income and other financing income after provision for loan losses	3,358	3,506
Non-interest income:
Service charges on deposit accounts	729	710
Card and ATM fees	455	438
Wealth management income	322	306
Capital markets income	178	202
Mortgage income	163	137
Securities gains (losses), net	(28)	1
Other	297	225
Total non-interest income	2,116	2,019
Non-interest expense:
Salaries and employee benefits	1,916	1,947
Net occupancy expense	321	335
Furniture and equipment expense	325	325
Other	927	963
Total non-interest expense	3,489	3,570
Income from continuing operations before income taxes	1,985	1,955
Income tax expense	403	387
Income from continuing operations	1,582	1,568
Discontinued operations (1):
Income from discontinued operations before income taxes	—	271
Income tax expense (benefit)	—	80
Income from discontinued operations, net of tax	—	191
Net income	$1,582	$1,759
Net income from continuing operations available to common shareholders	$1,503	$1,504
Net income available to common shareholders	$1,503	$1,695
Weighted-average shares outstanding—during year:
Basic	995	1,092
Diluted	999	1,102
Actual shares outstanding—end of period	957	1,025
Earnings per common share from continuing operations:
Basic	$1.51	$1.38
Diluted	$1.50	$1.36
Earnings per common share:
Basic	$1.51	$1.55
Diluted	$1.50	$1.54
Taxable-equivalent net interest income and other financing income	$3,798	$3,787
________

(1)
On April 4, 2018, Regions entered into a stock purchase agreement to sell Regions Insurance Group, Inc to BB&T Insurance Holdings. The transaction closed on July 2, 2018. The transaction generated an after-tax gain of $196 million. On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company and related affiliates to Raymond James Financial Inc. The sale closed on April 2, 2012.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	12/31/2019			9/30/2019
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable (1)	$23,830	$155	2.61%	$23,909	$160	2.67%
Loans held for sale	540	5	3.58	557	5	3.73
Loans, net of unearned income:
Commercial and industrial	39,743	416	4.14	40,200	441	4.34
Commercial real estate mortgage—owner-occupied	5,489	63	4.47	5,481	66	4.74
Commercial real estate construction—owner-occupied	357	4	4.59	390	5	4.63
Commercial investor real estate mortgage	4,841	49	3.97	4,859	54	4.35
Commercial investor real estate construction	1,544	19	4.80	1,529	21	5.25
Residential first mortgage	14,416	141	3.92	14,298	142	3.99
Home equity	8,478	95	4.46	8,683	104	4.79
Indirect—vehicles	1,948	16	3.29	2,247	19	3.30
Indirect—other consumer	3,005	67	8.93	2,750	63	9.16
Consumer credit card	1,337	42	12.35	1,310	43	13.11
Other consumer	1,234	24	7.96	1,239	25	8.02
Total loans, net of unearned income	82,392	936	4.51	82,986	983	4.70
Investment in operating leases, net	312	2	3.62	323	3	3.60
Other earning assets	1,898	13	2.47	1,764	12	2.69
Total earning assets	108,972	1,111	4.05	109,539	1,163	4.21
Unrealized gains/(losses) on debt securities available for sale, net (1)	296			251
Allowance for loan losses	(872)			(857)
Cash and due from banks	1,939			1,891
Other non-earning assets	13,803			13,839
	$124,138			$124,663
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,616	3	0.14	$8,607	4	0.16
Interest-bearing checking	18,668	26	0.57	18,257	33	0.71
Money market	25,289	36	0.56	24,904	42	0.68
Time deposits	7,543	32	1.60	7,712	31	1.67
Other deposits	298	1	1.69	977	6	2.25
Total interest-bearing deposits (2)	60,414	98	0.64	60,457	116	0.77
Federal funds purchased and securities sold under agreements to repurchase	110	1	1.58	208	1	2.28
Other short-term borrowings	2,164	11	2.08	2,187	13	2.31
Long-term borrowings	8,601	70	3.23	9,340	83	3.47
Total interest-bearing liabilities	71,289	180	1.00	72,192	213	1.17
Non-interest-bearing deposits (2)	34,098	—	—	33,599	—	—
Total funding sources	105,387	180	0.67	105,791	213	0.80
Net interest spread (1)			3.05			3.04
Other liabilities	2,187			2,251
Stockholders’ equity	16,564			16,621
Noncontrolling interest	—			—
	$124,138			$124,663
Net interest income and other financing income/margin FTE basis (1)		$931	3.39%		$950	3.44%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.

(2)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.41% and 0.49% for the quarters ended December 31, 2019 and September 30, 2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	06/30/2019			3/31/2019			12/31/2018
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable (1)	$24,675	$163	2.65%	$24,695	$165	2.67%	$24,767	$160	2.59%
Loans held for sale	398	4	4.14	302	3	3.63	413	4	4.25
Loans, net of unearned income:
Commercial and industrial	40,707	457	4.49	39,999	445	4.49	38,111	430	4.46
Commercial real estate mortgage—owner-occupied	5,448	64	4.65	5,560	65	4.65	5,847	69	4.64
Commercial real estate construction—owner-occupied	447	5	4.81	409	5	4.72	349	4	4.73
Commercial investor real estate mortgage	4,699	54	4.53	4,729	54	4.58	4,275	48	4.39
Commercial investor real estate construction	1,797	25	5.44	1,821	25	5.60	1,815	25	5.31
Residential first mortgage	14,150	142	4.01	14,203	144	4.04	14,230	142	4.01
Home equity	8,910	109	4.89	9,135	111	4.89	9,335	111	4.75
Indirect—vehicles	2,578	23	3.58	2,924	24	3.38	3,109	27	3.40
Indirect—other consumer	2,662	60	9.04	2,429	54	8.85	2,287	51	8.77
Consumer credit card	1,286	42	13.09	1,304	43	13.41	1,298	43	13.06
Other consumer	1,221	25	8.02	1,212	24	8.12	1,217	25	8.12
Total loans, net of unearned income	83,905	1,006	4.79	83,725	994	4.78	81,873	975	4.72
Investment in operating leases, net	340	3	3.45	364	3	3.41	383	3	3.36
Other earning assets	1,959	15	3.00	1,849	19	4.29	2,015	17	3.26
Total earning assets	111,277	1,191	4.27	110,935	1,184	4.29	109,451	1,159	4.20
Unrealized losses on debt securities available for sale, net (1)	(136)			(444)			(876)
Allowance for loan losses	(857)			(843)			(839)
Cash and due from banks	1,857			1,893			1,957
Other non-earning assets	13,974			14,002			13,845
	$126,115			$125,543			$123,538
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,806	3	0.16	$8,852	4	0.17	$8,827	3	0.15
Interest-bearing checking	18,869	33	0.71	19,309	33	0.69	18,295	24	0.52
Money market	24,350	49	0.79	23,989	40	0.68	23,850	31	0.51
Time deposits	7,800	33	1.69	7,471	27	1.49	6,792	21	1.21
Other deposits	1,210	7	2.36	653	4	2.33	226	1	2.21
Total interest-bearing deposits (2)	61,035	125	0.82	60,274	108	0.73	57,990	80	0.54
Federal funds purchased and securities sold under agreements to repurchase	244	1	2.41	343	2	2.41	241	2	2.27
Other short-term borrowings	1,965	13	2.54	1,735	11	2.55	2,227	13	2.38
Long-term borrowings	10,855	96	3.52	11,753	102	3.47	11,182	93	3.28
Total interest-bearing liabilities	74,099	235	1.27	74,105	223	1.22	71,640	188	1.04
Non-interest-bearing deposits (2)	33,883	—	—	33,896	—	—	35,169	—	—
Total funding sources	107,982	235	0.87	108,001	223	0.83	106,809	188	0.69
Net interest spread (1)			3.00			3.07			3.16
Other liabilities	2,195			2,350			2,124
Stockholders’ equity	15,927			15,192			14,605
Noncontrolling interest	11			—			—
	$126,115			$125,543			$123,538
Net interest income and other financing income/margin FTE basis (1)		$956	3.45%		$961	3.51%		$971	3.52%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(2) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.53% for the quarter ended June 30, 2019, 0.46% for the quarter ended March 31, 2019 and 0.34% for the quarter ended December 31, 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Year Ended December 31
	2019			2018
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$—	$—	—%
Debt securities—taxable (1)	24,274	643	2.65	25,005	626	2.50
Loans held for sale	450	17	3.75	386	15	3.98
Loans, net of unearned income:
Commercial and industrial	40,162	1,759	4.36	37,220	1,585	4.24
Commercial real estate mortgage—owner-occupied	5,495	258	4.63	5,995	281	4.63
Commercial real estate construction—owner-occupied	401	19	4.69	319	15	4.76
Commercial investor real estate mortgage	4,782	211	4.35	3,992	169	4.18
Commercial investor real estate construction	1,672	90	5.29	1,832	92	4.92
Residential first mortgage	14,267	569	3.99	14,088	555	3.94
Home equity	8,799	419	4.76	9,675	438	4.53
Indirect—vehicles	2,421	82	3.40	3,217	106	3.28
Indirect—other consumer	2,713	244	9.00	1,903	166	8.70
Consumer credit card	1,309	170	12.98	1,268	161	12.69
Other consumer	1,227	98	8.03	1,183	96	8.12
Total loans, net of unearned income (2)	83,248	3,919	4.69	80,692	3,664	4.52
Investment in operating leases, net	334	11	3.52	426	14	3.26
Other earning assets	1,868	59	3.10	2,465	70	2.84
Total earning assets	110,174	4,649	4.21	108,974	4,389	4.01
Unrealized losses on debt securities available for sale, net	(5)			(742)
Allowance for loan losses	(857)			(863)
Cash and due from banks	1,895			1,975
Other non-earning assets	13,903			14,036
	$125,110			$123,380
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,719	14	0.16	$8,838	14	0.16
Interest-bearing checking	18,772	125	0.67	19,167	79	0.41
Money market	24,637	167	0.68	24,181	86	0.35
Time deposits	7,632	123	1.61	6,665	69	1.05
Other deposits	784	18	2.26	123	2	1.99
Total interest-bearing deposits (2)	60,544	447	0.74	58,974	250	0.42
Federal funds purchased and securities sold under agreements to repurchase	227	5	2.28	135	3	1.98
Other short-term borrowings	2,014	48	2.35	1,262	27	2.15
Long-term borrowings	10,126	351	3.43	9,977	322	3.19
Total interest-bearing liabilities	72,911	851	1.17	70,348	602	0.86
Non-interest-bearing deposits (2)	33,869	—	—	35,464	—	—
Total funding sources	106,780	851	0.79	105,812	602	0.57
Net interest spread			3.04			3.15
Other liabilities	2,245			2,187
Stockholders’ equity	16,082			15,381
Noncontrolling interest	3			—
	$125,110			$123,380
Net interest income and other financing income/margin FTE basis		$3,798	3.45%		$3,787	3.48%
_______
Note - In the first quarter of 2018, the Company adopted new accounting guidance, which resulted in trading account assets and equity securities available for sale being reclassified to other earning assets.
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(2) Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.47% and 0.26% for the years ended December 31, 2019 and 2018, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Net income from continuing operations available to common shareholders (GAAP)	$366	$385	$374	$378	$390	$(19)	(4.9)%	$(24)	(6.2)%
Preferred dividends (GAAP)	23	24	16	16	16	(1)	(4.2)%	7	43.8%
Income tax expense (GAAP)	98	107	93	105	85	(9)	(8.4)%	13	15.3%
Income from continuing operations before income taxes (GAAP)	487	516	483	499	491	(29)	(5.6)%	(4)	(0.8)%
Provision for loan losses (GAAP)	96	108	92	91	95	(12)	(11.1)%	1	1.1%
Pre-tax pre-provision income from continuing operations (non-GAAP)	583	624	575	590	586	(41)	(6.6)%	(3)	(0.5)%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	—	—	—	(8)	—	—	NM	—	NM
Securities (gains) losses, net	2	—	19	7	—	2	NM	2	NM
Leveraged lease termination gains	—	(1)	—	—	—	1	(100.0)%	—	NM
Salaries and employee benefits—severance charges	—	1	2	2	7	(1)	(100.0)%	(7)	(100.0)%
Branch consolidation, property and equipment charges	12	5	2	6	3	7	140.0%	9	300.0%
Loss on early extinguishment of debt	16	—	—	—	—	16	NM	16	NM
Total other adjustments	30	5	23	7	10	25	NM	20	200.0%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$613	$629	$598	$597	$596	$(16)	(2.5)%	$17	2.9%

	Year Ended
($ amounts in millions)	12/31/2019	12/31/2018	2019 vs. 2018
Net income from continuing operations available to common shareholders (GAAP)	$1,503	$1,504	$(1)	(0.1)%
Preferred dividends (GAAP)	79	64	15	23.4%
Income tax expense (GAAP)	403	387	16	4.1%
Income from continuing operations before income taxes (GAAP)	1,985	1,955	30	1.5%
Provision for loan losses (GAAP)	387	229	158	69.0%
Pre-tax pre-provision income from continuing operations (non-GAAP)	2,372	2,184	188	8.6%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	(8)	—	(8)	NM
Securities (gains) losses, net	28	(1)	29	NM
Leveraged lease termination gains, net	(1)	(8)	7	(87.5)%
Salaries and employee benefits—severance charges	5	61	(56)	(91.8)%
Branch consolidation, property and equipment charges	25	11	14	127.3%
Contribution to Regions Financial Corporation foundation	—	60	(60)	(100.0)%
Loss on early extinguishment of debt	16	—	16	NM
Expenses associated with residential mortgage loan sale	—	4	(4)	(100.0)%
Total other adjustments	65	127	(62)	(48.8)%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$2,437	$2,311	$126	5.5%
______
NM - Not Meaningful
(1) The gain on sale of affordable housing residential mortgage loans in the first quarter of 2019 was the result of the sale of approximately $167 million of loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Non-Interest Income from Continuing Operations

	Quarter Ended
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Service charges on deposit accounts	$187	$186	$181	$175	$185	$1	0.5%	$2	1.1%
Card and ATM fees	112	114	120	109	111	(2)	(1.8)%	1	0.9%
Wealth management income	84	83	79	76	77	1	1.2%	7	9.1%
Capital markets income (1)	61	36	39	42	50	25	69.4%	11	22.0%
Mortgage income	49	56	31	27	30	(7)	(12.5)%	19	63.3%
Commercial credit fee income	18	19	18	18	19	(1)	(5.3)%	(1)	(5.3)%
Bank-owned life insurance	18	18	19	23	12	—	—%	6	50.0%
Securities gains (losses), net	(2)	—	(19)	(7)	—	(2)	NM	(2)	NM
Market value adjustments on employee benefit assets - defined benefit (2)	—	—	—	5	(7)	—	NM	7	(100.0)%
Market value adjustments on employee benefit assets - other (3)	7	7	(2)	(1)	(8)	—	NM	15	(187.5)%
Other	28	39	28	35	12	(11)	(28.2)%	16	133.3%
Total non-interest income from continuing operations	$562	$558	$494	$502	$481	$4	0.7%	$81	16.8%
Mortgage Income

	Quarter Ended
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Production and sales	$30	$31	$26	$19	$15	$(1)	(3.2)%	$15	100.0%
Loan servicing	25	25	26	26	26	—	—%	(1)	(3.8)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	40	(31)	(43)	(28)	(20)	71	(229.0)%	60	NM
MSRs hedge gain (loss)	(33)	46	36	21	21	(79)	(171.7)%	(54)	NM
MSRs change due to payment decay	(13)	(15)	(14)	(11)	(12)	2	(13.3)%	(1)	8.3%
MSR and related hedge impact	(6)	—	(21)	(18)	(11)	(6)	NM	5	(45.5)%
Total mortgage income	$49	$56	$31	$27	$30	$(7)	(12.5)%	$19	63.3%

Mortgage production - purchased	$1,014	$1,139	$1,149	$712	$813	$(125)	(11.0)%	$201	24.7%
Mortgage production - refinanced	639	578	312	209	216	61	10.6%	423	195.8%
Total mortgage production (4)	$1,653	$1,717	$1,461	$921	$1,029	$(64)	(3.7)%	$624	60.6%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Investment management and trust fee income	$64	$63	$59	$57	$60	$1	1.6%	$4	6.7%
Investment services fee income	20	20	20	19	17	—	—%	3	17.6%
Total wealth management income (5)	$84	$83	$79	$76	$77	$1	1.2%	$7	9.1%

Capital Markets Income

	Quarter Ended
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Capital markets income	$61	$36	$39	$42	$50	$25	69.4%	$11	22.0%
Less: Valuation adjustments on customer derivatives (6)	5	(6)	(7)	(2)	(7)	11	(183.3)%	12	NM
Capital markets income excluding valuation adjustments	$56	$42	$46	$44	$57	$14	33.3%	$(1)	(1.8)%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)
During the second quarter of 2019, the Company reallocated these employee benefit assets from primarily equity securities to fixed income investments. Market valuation adjustments for fixed income investments are recorded in other comprehensive income, and as such these adjustments have not impacted non-interest income since the first quarter of 2019.

(3)	These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.

(4)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(5)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(6)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Non-Interest Income from Continuing Operations

	Year Ended		Year-to-Date 12/31/2019 vs. 12/31/2018
($ amounts in millions)	12/31/2019	12/31/2018	Amount	Percent
Service charges on deposit accounts	$729	$710	$19	2.7%
Card and ATM fees	455	438	17	3.9%
Wealth management income	322	306	16	5.2%
Capital markets income (1)	178	202	(24)	(11.9)%
Mortgage income	163	137	26	19.0%
Commercial credit fee income	73	71	2	2.8%
Bank-owned life insurance	78	65	13	20.0%
Securities gains (losses), net	(28)	1	(29)	NM
Market value adjustments on employee benefit assets - defined benefit	5	(6)	11	(183.3)%
Market value adjustments on employee benefit assets - other (2)	11	(5)	16	(320.0)%
Other	130	100	30	30.0%
Total non-interest income from continuing operations	$2,116	$2,019	$97	4.8%

Mortgage Income

	Year Ended		Year-to-Date 12/31/2019 vs. 12/31/2018
($ amounts in millions)	12/31/2019	12/31/2018	Amount	Percent
Production and sales	$106	$85	$21	24.7%
Loan servicing	102	95	7	7.4%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(62)	18	(80)	(444.4)%
MSRs hedge gain (loss)	70	(14)	84	(600.0)%
MSRs change due to payment decay	(53)	(47)	(6)	12.8%
MSR and related hedge impact	(45)	(43)	(2)	4.7%
Total mortgage income	$163	$137	$26	19.0%

Mortgage production - purchased	$4,014	$3,821	$193	5.1%
Mortgage production - refinanced	1,738	981	757	77.2%
Total mortgage production (3)	$5,752	$4,802	$950	19.8%

Wealth Management Income

	Year Ended		Year-to-Date 12/31/2019 vs. 12/31/2018
($ amounts in millions)	12/31/2019	12/31/2018	Amount	Percent
Investment management and trust fee income	$243	$235	$8	3.4%
Investment services fee income	79	71	8	11.3%
Total wealth management income (4)	$322	$306	$16	5.2%

Capital Markets Income

	Year Ended		Year-to-Date 12/31/2019 vs. 12/31/2018
($ amounts in millions)	12/31/2019	12/31/2018	Amount	Percent
Capital markets income	$178	$202	$(24)	(11.9)%
Less: Valuation adjustments on customer derivatives (5)	(10)	(2)	(8)	400.0%
Capital markets income excluding valuation adjustments	$188	$204	$(16)	(7.8)%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	These market value adjustments relate to assets held for certain employee benefits and are offset within salaries and employee benefits expense.

(3)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(4)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(5)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Non-Interest Expense from Continuing Operations

	Quarter Ended
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Salaries and employee benefits	$488	$481	$469	$478	$468	$7	1.5%	$20	4.3%
Net occupancy expense	79	80	80	82	86	(1)	(1.3)%	(7)	(8.1)%
Furniture and equipment expense	82	83	84	76	82	(1)	(1.2)%	—	—%
Outside services	44	48	52	45	46	(4)	(8.3)%	(2)	(4.3)%
Professional, legal and regulatory expenses	28	21	26	20	27	7	33.3%	1	3.7%
Marketing	28	23	23	23	21	5	21.7%	7	33.3%
FDIC insurance assessments	11	12	12	13	14	(1)	(8.3)%	(3)	(21.4)%
Credit/checkcard expenses	15	19	18	16	13	(4)	(21.1)%	2	15.4%
Branch consolidation, property and equipment charges	12	5	2	6	3	7	140.0%	9	300.0%
Visa class B shares expense	2	5	3	4	(2)	(3)	(60.0)%	4	(200.0)%
Provision (credit) for unfunded credit losses	(3)	(2)	—	(1)	1	(1)	50.0%	(4)	(400.0)%
Loss on early extinguishment of debt	16	—	—	—	—	16	NM	16	NM
Other	95	96	92	98	94	(1)	(1.0)%	1	1.1%
Total non-interest expense from continuing operations	$897	$871	$861	$860	$853	$26	3.0%	$44	5.2%

	Year Ended		Year-to-Date 12/31/2019 vs. 12/31/2018
($ amounts in millions)	12/31/2019	12/31/2018	Amount	Percent
Salaries and employee benefits	$1,916	$1,947	$(31)	(1.6)%
Net occupancy expense	321	335	(14)	(4.2)%
Furniture and equipment expense	325	325	—	—%
Outside services	189	187	2	1.1%
Professional, legal and regulatory expenses	95	119	(24)	(20.2)%
Marketing	97	92	5	5.4%
FDIC insurance assessments	48	85	(37)	(43.5)%
Credit/checkcard expenses	68	57	11	19.3%
Branch consolidation, property and equipment charges	25	11	14	127.3%
Visa class B shares expense	14	10	4	40.0%
Provision (credit) for unfunded credit losses	(6)	(2)	(4)	200.0%
Loss on early extinguishment of debt	16	—	16	NM
Other	381	404	(23)	(5.7)%
Total non-interest expense from continuing operations	$3,489	$3,570	$(81)	(2.3)%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations
The table below and on the following page present computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page also presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Non-interest expense (GAAP)	A	$897	$871	$861	$860	$853	$26	3.0%	$44	5.2%
Adjustments:
Branch consolidation, property and equipment charges		(12)	(5)	(2)	(6)	(3)	(7)	140.0%	(9)	300.0%
Salary and employee benefits—severance charges		—	(1)	(2)	(2)	(7)	1	(100.0)%	7	(100.0)%
Loss on early extinguishment of debt		$(16)	$—	$—	$—	$—	(16)	NM	(16)	NM
Adjusted non-interest expense (non-GAAP)	B	$869	$865	$857	$852	$843	$4	0.5%	$26	3.1%
Net interest income and other financing income (GAAP)	C	$918	$937	$942	$948	$958	$(19)	(2.0)%	$(40)	(4.2)%
Taxable-equivalent adjustment		13	13	14	13	13	—	—%	—	—%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	D	$931	$950	$956	$961	$971	$(19)	(2.0)%	$(40)	(4.1)%
Non-interest income (GAAP)	E	$562	$558	$494	$502	$481	$4	0.7%	$81	16.8%
Adjustments:
Securities (gains) losses, net		2	—	19	7	—	2	NM	2	NM
Leveraged lease termination gains		—	(1)	—	—	—	1	(100.0)%	—	NM
Gain on sale of affordable housing residential mortgage loans (1)		—	—	—	(8)	—	—	NM	—	NM
Adjusted non-interest income (non-GAAP)	F	$564	$557	$513	$501	$481	$7	1.3%	$83	17.3%
Total revenue	C+E=G	$1,480	$1,495	$1,436	$1,450	$1,439	$(15)	(1.0)%	$41	2.8%
Adjusted total revenue (non-GAAP)	C+F=H	$1,482	$1,494	$1,455	$1,449	$1,439	$(12)	(0.8)%	$43	3.0%
Total revenue, taxable-equivalent basis	D+E=I	$1,493	$1,508	$1,450	$1,463	$1,452	$(15)	(1.0)%	$41	2.8%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,495	$1,507	$1,469	$1,462	$1,452	$(12)	(0.8)%	$43	3.0%
Efficiency ratio (GAAP)	A/I	60.1%	57.7%	59.4%	58.8%	58.7%
Adjusted efficiency ratio (non-GAAP)	B/J	58.1%	57.4%	58.3%	58.3%	58.1%
Fee income ratio (GAAP)	E/I	37.6%	37.0%	34.1%	34.3%	33.1%
Adjusted fee income ratio (non-GAAP)	F/J	37.7%	37.0%	35.0%	34.3%	33.1%
________
NM - Not Meaningful
(1) See page 8 for more information regarding this adjustment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations (continued)

		Year Ended December 31
($ amounts in millions)		2019	2018	2019 vs. 2018
Non-interest expense (GAAP)	K	$3,489	$3,570	$(81)	(2.3)%
Adjustments:
Contribution to the Regions Financial Corporation foundation		—	(60)	60	(100.0)%
Branch consolidation, property and equipment charges		(25)	(11)	(14)	127.3%
Expenses associated with residential mortgage loan sale		—	(4)	4	(100.0)%
Salary and employee benefits—severance charges		(5)	(61)	56	(91.8)%
Loss on early extinguishment of debt		$(16)	$—	(16)	NM
Adjusted non-interest expense (non-GAAP)	L	$3,443	$3,434	$9	0.3%
Net interest income and other financing income (GAAP)	M	$3,745	$3,735	$10	0.3%
Taxable-equivalent adjustment		53	51	2	3.9%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	N	$3,798	$3,786	$12	0.3%
Non-interest income (GAAP)	O	$2,116	$2,019	$97	4.8%
Adjustments:
Securities (gains) losses, net		28	(1)	29	NM
Leveraged lease termination gains		(1)	(8)	7	(87.5)%
Gain on sale of affordable housing residential mortgage loans (1)		(8)	—	(8)	NM
Adjusted non-interest income (non-GAAP)	P	$2,135	$2,010	$125	6.2%
Total revenue	M+O=Q	$5,861	$5,754	$107	1.9%
Adjusted total revenue (non-GAAP)	M+P=R	$5,880	$5,745	$135	2.3%
Total revenue, taxable-equivalent basis	N+O=S	$5,914	$5,805	$109	1.9%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	N+P=T	$5,933	$5,796	$137	2.4%
Operating leverage ratio (GAAP)	S-K				4.2%
Adjusted operating leverage ratio (non-GAAP)	T-L				2.1%
Efficiency ratio (GAAP)	K/S	59.0%	61.5%
Adjusted efficiency ratio (non-GAAP)	L/T	58.0%	59.3%
Fee income ratio (GAAP)	O/S	35.8%	34.8%
Adjusted fee income ratio (non-GAAP)	P/T	36.0%	34.7%
______
NM - Not Meaningful
(1) See page 8 for more information regarding this adjustment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios

The tables below provide a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	A	$366	$385	$374	$378	$390
Average stockholders' equity (GAAP)		$16,564	$16,621	$15,927	$15,192	$14,605
Less:
Average intangible assets (GAAP)		4,953	4,949	4,933	4,940	4,947
Average deferred tax liability related to intangibles (GAAP)		(93)	(93)	(94)	(94)	(95)
Average preferred stock (GAAP)		1,310	1,310	1,154	820	820
Average tangible common stockholders' equity (non-GAAP)	B	$10,394	$10,455	$9,934	$9,526	$8,933
Return on average tangible common stockholders' equity (non-GAAP)*	A/B	13.95%	14.62%	15.11%	16.09%	17.32%

		Quarter Ended
($ amounts in millions)		12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONTINUING OPERATIONS
Net income from continuing operations available to common shareholders (GAAP)	C	$366	$385	$374	$378	$390
Average stockholders' equity (GAAP)(1)		$16,564	$16,621	$15,927	$15,192	$14,605
Less:
Average intangible assets (GAAP)(1)		4,953	4,949	4,933	4,940	4,947
Average deferred tax liability related to intangibles (GAAP)(1)		(93)	(93)	(94)	(94)	(95)
Average preferred stock (GAAP)(1)		1,310	1,310	1,154	820	820
Average tangible common stockholders' equity (non-GAAP)	D	$10,394	$10,455	$9,934	$9,526	$8,933
Return on average tangible common stockholders' equity (non-GAAP)*	C/D	13.95%	14.62%	15.10%	16.09%	17.33%

		Year Ended
($ amounts in millions)		2019	2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	E	$1,503	$1,695
Average stockholders' equity (GAAP)		$16,081	$15,381
Less:
Average intangible assets (GAAP)		4,944	5,010
Average deferred tax liability related to intangibles (GAAP)		(94)	(97)
Average preferred stock (GAAP)		1,151	820
Average tangible common stockholders' equity (non-GAAP)	F	$10,080	$9,648
Return on average tangible common stockholders' equity (non-GAAP)	E/F	14.91%	17.57%

		Year Ended
($ amounts in millions)		2019	2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONTINUING OPERATIONS
Net income from continuing operations available to common shareholders (GAAP)	G	$1,503	$1,504
Average stockholders' equity (GAAP)(1)		$16,081	$15,381
Less:
Average intangible assets (GAAP)(1)		4,944	5,010
Average deferred tax liability related to intangibles (GAAP)(1)		(94)	(97)
Average preferred stock (GAAP)(1)		1,151	820
Average tangible common stockholders' equity (non-GAAP)	H	$10,080	$9,648
Return on average tangible common stockholders' equity (non-GAAP)	G/H	14.91%	15.59%
___
*Annualized
(1) Due to the immaterial impact of the discontinued operations, the balance sheet has not been presented on a continuing operations basis.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Components:
Allowance for loan losses (ALL)	$869	$869	$853	$853	$840
Reserve for unfunded credit commitments	45	48	50	50	51
Allowance for credit losses (ACL)	$914	$917	$903	$903	$891

Provision for loan losses	$96	$108	$92	$91	$95
Provision (credit) for unfunded credit losses	(3)	(2)	—	(1)	1

Loans charged-off:
Commercial and industrial	$33	$36	$42	$27	$39
Commercial real estate mortgage—owner-occupied	3	3	2	3	4
Commercial real estate construction—owner-occupied	1	—	—	—	—
Total commercial	37	39	44	30	43
Commercial investor real estate mortgage	1	—	—	—	—
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	1	—	—	—	—
Residential first mortgage	—	1	2	1	2
Home equity—lines of credit	8	5	3	5	8
Home equity—closed-end	1	1	2	1	2
Indirect—vehicles	6	7	6	9	9
Indirect—other consumer	23	19	18	17	15
Consumer credit card	16	17	17	17	16
Other consumer	22	25	21	22	24
Total consumer	76	75	69	72	76
Total	114	114	113	102	119

Recoveries of loans previously charged-off:
Commercial and industrial	5	7	6	6	9
Commercial real estate mortgage—owner-occupied	—	2	—	3	2
Commercial real estate construction—owner-occupied	—	—	—	—	—
Total commercial	5	9	6	9	11
Commercial investor real estate mortgage	2	—	—	1	1
Commercial investor real estate construction	—	—	1	—	1
Total investor real estate	2	—	1	1	2
Residential first mortgage	—	1	1	1	1
Home equity—lines of credit	3	3	3	3	3
Home equity—closed-end	1	1	1	1	1
Indirect—vehicles	3	2	3	4	3
Indirect—other consumer	—	—	—	—	—
Consumer credit card	2	3	2	2	1
Other consumer	2	3	4	3	2
Total consumer	11	13	14	14	11
Total	18	22	21	24	24

Net loans charged-off:
Commercial and industrial	28	29	36	21	30
Commercial real estate mortgage—owner-occupied	3	1	2	—	2
Commercial real estate construction—owner-occupied	1	—	—	—	—
Total commercial	32	30	38	21	32
Commercial investor real estate mortgage	(1)	—	—	(1)	(1)
Commercial investor real estate construction	—	—	(1)	—	(1)
Total investor real estate	(1)	—	(1)	(1)	(2)
Residential first mortgage	—	—	1	—	1
Home equity—lines of credit	5	2	—	2	5
Home equity—closed-end	—	—	1	—	1
Indirect—vehicles	3	5	3	5	6
Indirect—other consumer	23	19	18	17	15
Consumer credit card	14	14	15	15	15
Other consumer	20	22	17	19	22
Total consumer	65	62	55	58	65
Total	$96	$92	$92	$78	$95

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.28%	0.29%	0.36%	0.21%	0.32%
Commercial real estate mortgage—owner-occupied	0.19%	0.07%	0.11%	0.05%	0.16%
Total commercial	0.27%	0.26%	0.33%	0.18%	0.29%
Commercial investor real estate mortgage	(0.03)%	(0.03)%	(0.03)%	(0.07)%	(0.06)%
Commercial investor real estate construction	—%	(0.02)%	(0.15)%	—%	(0.12)%
Total investor real estate	(0.02)%	(0.03)%	(0.06)%	(0.05)%	(0.07)%
Residential first mortgage	0.01%	0.01%	—%	0.02%	0.04%
Home equity—lines of credit	0.31%	0.13%	0.04%	0.12%	0.35%
Home equity—closed-end	—%	0.05%	0.04%	0.09%	0.10%
Indirect—vehicles	0.76%	0.74%	0.53%	0.69%	0.71%
Indirect—other consumer	3.00%	2.83%	2.66%	2.79%	2.58%
Consumer credit card	4.18%	4.31%	4.62%	4.66%	4.16%
Other consumer	6.56%	6.85%	5.90%	6.13%	7.23%
Total consumer	0.85%	0.81%	0.71%	0.75%	0.80%
Total	0.46%	0.44%	0.44%	0.38%	0.46%
Non-accrual loans, excluding loans held for sale	$507	$462	$533	$523	$496
Non-performing loans held for sale	13	8	11	13	13
Non-accrual loans, including loans held for sale	520	470	544	536	536
Foreclosed properties	53	59	55	53	53
Non-marketable investments received in foreclosure	5	5	5	8	8
Non-performing assets (NPAs)	$578	$534	$604	$597	$597
Loans past due > 90 days (1)	$224	$149	$144	$147	$147
Accruing restructured loans not included in categories above (2)	$471	$478	$469	$479	$479
Credit Ratios:
ACL/Loans, net	1.10%	1.11%	1.08%	1.07%	1.07%
ALL/Loans, net	1.05%	1.05%	1.02%	1.01%	1.01%
Allowance for loan losses to non-performing loans, excluding loans held for sale	171%	188%	160%	163%	169%
Non-accrual loans, excluding loans held for sale/Loans, net	0.61%	0.56%	0.64%	0.62%	0.60%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.70%	0.65%	0.72%	0.71%	0.68%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (1)	0.89%	0.82%	0.89%	0.88%	0.85%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 18 for amounts related to these loans.

(2)	See page 19 for detail of restructured loans.

Allowance for Credit Losses
($ amounts in millions)
	Year Ended December 31
($ amounts in millions)	2019	2018
Balance at beginning of year	$891	$987
Net loans charged off	(358)	(323)
Provision for loan losses	387	229
Provision (credit) for unfunded credit losses	(6)	(2)
Balance at end of year	$914	$891

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	12/31/2019		9/30/2019		6/30/2019		3/31/2019		12/31/2018
Commercial and industrial	$347	0.87%	$292	0.73%	$347	0.86%	$336	0.82%	$307	0.78%
Commercial real estate mortgage—owner-occupied	73	1.31%	68	1.23%	68	1.26%	67	1.22%	67	1.21%
Commercial real estate construction—owner-occupied	11	3.47%	15	4.10%	15	3.62%	14	3.26%	8	2.16%
Total commercial	431	0.94%	375	0.81%	430	0.93%	417	0.89%	382	0.85%
Commercial investor real estate mortgage	2	0.03%	9	0.19%	8	0.15%	8	0.16%	11	0.22%
Total investor real estate	2	0.03%	9	0.14%	8	0.12%	8	0.12%	11	0.16%
Residential first mortgage	27	0.19%	29	0.20%	34	0.24%	34	0.24%	40	0.28%
Home equity—lines of credit	41	0.78%	43	0.79%	52	0.93%	53	0.93%	53	0.90%
Home equity—closed-end	6	0.19%	6	0.21%	9	0.28%	11	0.32%	10	0.30%
Total consumer	74	0.24%	78	0.26%	95	0.31%	98	0.32%	103	0.33%
Total non-accrual loans	$507	0.61%	$462	0.56%	$533	0.64%	$523	0.62%	$496	0.60%

Criticized and Classified Loans—Business Services (1)

	As of
						12/31/2019		12/31/2019
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	vs. 9/30/2019		vs. 12/31/2018
Accruing classified	$929	$1,095	$528	$631	$590	$(166)	(15.2)%	$339	57.5%
Non-accruing classified	433	384	428	425	393	49	12.8%	40	10.2%
Total classified	1,362	1,479	966	1,056	983	(117)	(7.9)%	379	38.6%

Special mention	889	840	1,158	1,063	939	49	5.8%	(50)	(5.3)%
Total criticized	$2,251	$2,319	$2,124	$2,119	$1,922	$(68)	(2.9)%	$329	17.1%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	12/31/2019
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2020	$100	1.88%	$76	1.43%	$176
2021	104	1.96%	93	1.76%	197
2022	115	2.17%	110	2.08%	225
2023	144	2.72%	125	2.36%	269
2024	203	3.82%	162	3.06%	365
2025-2030	2,123	40.07%	1,941	36.61%	4,064
2030-2034	—	0.01%	1	0.01%	1
Thereafter	2	0.03%	1	0.03%	3
Total	$2,791	52.66%	$2,509	47.34%	$5,300

(2)
The balance of Regions' home equity portfolio was $8,384 million at December 31, 2019 consisting of $5,300 million of home equity lines of credit and $3,084 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	12/31/2019		9/30/2019		6/30/2019		3/31/2019		12/31/2018
Commercial and industrial	$51	0.13%	$50	0.12%	$74	0.18%	$35	0.08%	$102	0.26%
Commercial real estate mortgage—owner-occupied	14	0.26%	31	0.56%	33	0.61%	12	0.22%	19	0.34%
Commercial real estate construction—owner-occupied	2	0.65%	—	—%	2	0.52%	—	—%	—	—%
Total commercial	67	0.15%	81	0.18%	109	0.24%	47	0.10%	121	0.27%
Commercial investor real estate mortgage	2	0.03%	2	0.03%	1	0.01%	1	0.01%	6	0.12%
Commercial investor real estate construction	—	—%	—	—%	—	—%	1	0.03%	—	—%
Total investor real estate	2	0.02%	2	0.02%	1	0.01%	2	0.02%	6	0.09%
Residential first mortgage—non-guaranteed (1)	88	0.63%	91	0.65%	88	0.63%	88	0.64%	101	0.73%
Home equity—lines of credit	42	0.79%	53	0.98%	53	0.95%	50	0.89%	53	0.90%
Home equity—closed-end	18	0.60%	19	0.60%	18	0.56%	18	0.55%	20	0.58%
Indirect—vehicles	41	2.26%	40	1.91%	42	1.74%	43	1.55%	51	1.69%
Indirect—other consumer	25	0.77%	22	0.78%	20	0.72%	20	0.80%	20	0.85%
Consumer credit card	19	1.38%	18	1.37%	17	1.32%	19	1.48%	21	1.58%
Other consumer	18	1.43%	20	1.63%	21	1.71%	20	1.67%	20	1.60%
Total consumer (1)	251	0.83%	263	0.88%	259	0.85%	258	0.85%	286	0.92%
Total accruing 30-89 days past due loans (1)	$320	0.39%	$346	0.42%	$369	0.44%	$307	0.37%	$413	0.50%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	12/31/2019		9/30/2019		6/30/2019		3/31/2019		12/31/2018
Commercial and industrial	$11	0.03%	$10	0.02%	$11	0.03%	$11	0.03%	$8	0.02%
Commercial real estate mortgage—owner-occupied	1	0.01%	2	0.03%	—	—%	1	0.01%	—	—%
Total commercial	12	0.03%	12	0.03%	11	0.02%	12	0.02%	8	0.02%
Residential first mortgage—non-guaranteed (2)	70	0.50%	62	0.44%	61	0.44%	66	0.48%	66	0.47%
Home equity—lines of credit	32	0.60%	32	0.58%	31	0.55%	27	0.46%	24	0.41%
Home equity—closed-end	10	0.31%	9	0.30%	9	0.28%	10	0.31%	10	0.29%
Indirect—vehicles	7	0.40%	7	0.34%	6	0.26%	7	0.26%	9	0.28%
Indirect—other consumer	3	0.10%	3	0.12%	2	0.07%	1	0.03%	1	0.06%
Consumer credit card	19	1.38%	19	1.43%	20	1.47%	20	1.59%	20	1.48%
Other consumer	5	0.42%	5	0.38%	4	0.35%	4	0.36%	5	0.42%
Total consumer (2)	146	0.49%	137	0.46%	133	0.44%	135	0.44%	135	0.43%
Total accruing 90+ days past due loans (2)	$158	0.19%	$149	0.18%	$144	0.17%	$147	0.18%	$143	0.17%

Total delinquencies (1) (2)	$478	0.58%	$495	0.60%	$513	0.62%	$454	0.54%	$556	0.67%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $42 million at 12/31/2019, $37 million at 9/30/2019, $35 million at 6/30/2019, $32 million at 03/31/2019, and $37 million at 12/31/2018.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $66 million at 12/31/2019, 9/30/2019 and 6/30/2019, $76 million at 03/31/2019, and $84 million at 12/31/2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Current:
Commercial	$105	$93	$97	$103	$103
Investor real estate	32	30	15	14	13
Residential first mortgage	152	156	153	147	139
Home equity—lines of credit	40	42	43	45	46
Home equity—closed-end	103	110	117	125	133
Consumer credit card	1	1	1	1	1
Other consumer	4	4	4	5	5
Total current	437	436	430	440	440
Accruing 30-89 DPD:
Commercial	1	6	4	3	5
Investor real estate	—	—	—	—	1
Residential first mortgage	25	26	26	26	31
Home equity—lines of credit	2	2	1	1	1
Home equity—closed-end	6	7	7	9	9
Other consumer	—	1	1	—	1
Total accruing 30-89 DPD	34	42	39	39	48
Total accruing and <90 DPD	471	478	469	479	488
Non-accrual or 90+ DPD:
Commercial	139	130	182	220	183
Investor real estate	1	5	5	5	5
Residential first mortgage	40	35	33	37	38
Home equity—lines of credit	2	2	4	4	4
Home equity—closed-end	6	7	10	11	11
Total non-accrual or 90+DPD	188	179	234	277	241
Total TDRs - Loans	$659	$657	$703	$756	$729
TDRs - Held For Sale	1	4	7	8	5
Total TDRs	$660	$661	$710	$764	$734

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Total commercial TDRs	$245	$229	$283	$326	$291
Total investor real estate TDRs	33	35	20	19	19
Total consumer TDRs	381	393	400	411	419
Total TDRs - Loans	$659	$657	$703	$756	$729

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Assets:
Cash and due from banks	$1,598	$1,966	$2,026	$1,666	$2,018
Interest-bearing deposits in other banks	2,516	3,101	2,462	2,141	1,520
Debt securities held to maturity	1,332	1,375	1,415	1,451	1,482
Debt securities available for sale	22,606	22,986	22,699	23,786	22,729
Loans held for sale	637	548	508	318	304
Loans, net of unearned income	82,963	82,786	83,553	84,430	83,152
Allowance for loan losses	(869)	(869)	(853)	(853)	(840)
Net loans	82,094	81,917	82,700	83,577	82,312
Other earning assets	1,518	1,760	1,646	1,617	1,719
Premises and equipment, net	1,960	1,944	1,950	2,026	2,045
Interest receivable	362	377	389	388	375
Goodwill	4,845	4,845	4,829	4,829	4,829
Residential mortgage servicing rights at fair value (MSRs)	345	307	337	386	418
Other identifiable intangible assets, net	105	111	101	108	115
Other assets	6,322	6,910	6,456	6,509	5,822
Total assets	$126,240	$128,147	$127,518	$128,802	$125,688
Liabilities and Equity:
Deposits:
Non-interest-bearing	$34,113	$34,360	$34,678	$34,775	$35,053
Interest-bearing	63,362	59,945	60,293	60,945	59,438
Total deposits	97,475	94,305	94,971	95,720	94,491
Borrowed funds:
Short-term borrowings	2,050	5,401	4,250	1,600	1,600
Long-term borrowings	7,879	9,128	9,213	12,957	12,424
Total borrowed funds	9,929	14,529	13,463	14,557	14,024
Other liabilities	2,541	2,732	2,476	3,002	2,083
Total liabilities	109,945	111,566	110,910	113,279	110,598
Equity:
Preferred stock, non-cumulative perpetual	1,310	1,310	1,310	820	820
Common stock	10	10	11	11	11
Additional paid-in capital	12,685	12,803	13,380	13,584	13,766
Retained earnings	3,751	3,534	3,299	3,066	2,828
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income (loss), net	(90)	295	(21)	(598)	(964)
Total stockholders’ equity	16,295	16,581	16,608	15,512	15,090
Noncontrolling interest	—	—	—	11	—
Total equity	16,295	16,581	16,608	15,523	15,090
Total liabilities and equity	$126,240	$128,147	$127,518	$128,802	$125,688

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

End of Period Loans

	As of
						12/31/2019		12/31/2019
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	vs. 9/30/2019		vs. 12/31/2018
Commercial and industrial (1)	$39,971	$40,179	$40,438	$40,985	$39,282	$(208)	(0.5)%	$689	1.8%
Commercial real estate mortgage—owner-occupied (2)	5,537	5,532	5,455	5,522	5,549	5	0.1%	(12)	(0.2)%
Commercial real estate construction—owner-occupied	331	365	415	434	384	(34)	(9.3)%	(53)	(13.8)%
Total commercial	45,839	46,076	46,308	46,941	45,215	(237)	(0.5)%	624	1.4%
Commercial investor real estate mortgage (2)	4,936	4,769	4,795	4,715	4,650	167	3.5%	286	6.2%
Commercial investor real estate construction	1,621	1,475	1,658	1,871	1,786	146	9.9%	(165)	(9.2)%
Total investor real estate	6,557	6,244	6,453	6,586	6,436	313	5.0%	121	1.9%
Total business	52,396	52,320	52,761	53,527	51,651	76	0.1%	745	1.4%
Residential first mortgage (3)	14,485	14,397	14,253	14,113	14,276	88	0.6%	209	1.5%
Home equity—lines of credit (4)	5,300	5,430	5,561	5,705	5,871	(130)	(2.4)%	(571)	(9.7)%
Home equity—closed-end (5)	3,084	3,167	3,241	3,309	3,386	(83)	(2.6)%	(302)	(8.9)%
Indirect—vehicles	1,812	2,095	2,415	2,759	3,053	(283)	(13.5)%	(1,241)	(40.6)%
Indirect—other consumer	3,249	2,821	2,796	2,547	2,349	428	15.2%	900	38.3%
Consumer credit card	1,387	1,322	1,303	1,274	1,345	65	4.9%	42	3.1%
Other consumer	1,250	1,234	1,223	1,196	1,221	16	1.3%	29	2.4%
Total consumer	30,567	30,466	30,792	30,903	31,501	101	0.3%	(934)	(3.0)%
Total Loans	$82,963	$82,786	$83,553	$84,430	$83,152	$177	0.2%	$(189)	(0.2)%
_______

(1)	As of December 31, 2018, approximately $263 million of purchasing card balances previously recognized in other assets were reclassified to commercial and industrial loans.

(2)
As of December 31, 2018, approximately $345 million of senior assisted living balances were reclassified from commercial real estate mortgage—owner-occupied to commercial investor real estate mortgage. The reclassification had a negligible impact on fourth quarter 2018 average balances.

(3)	Regions sold $167 million of affordable housing residential mortgage loans during the first quarter of 2019.

(4)	The balance of Regions' home equity lines of credit consists of $2,791 million of first lien and $2,509 million of second lien at 12/31/2019.

(5)	The balance of Regions' closed-end home equity loans consists of $2,790 million of first lien and $294 million of second lien at 12/31/2019.

	As of
End of Period Loans by Percentage	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Commercial and industrial	48.2%	48.5%	48.4%	48.6%	47.2%
Commercial real estate mortgage—owner-occupied	6.7%	6.7%	6.5%	6.5%	6.7%
Commercial real estate construction—owner-occupied	0.4%	0.4%	0.5%	0.5%	0.5%
Total commercial	55.3%	55.6%	55.4%	55.6%	54.4%
Commercial investor real estate mortgage	5.9%	5.8%	5.7%	5.6%	5.6%
Commercial investor real estate construction	2.0%	1.8%	2.0%	2.2%	2.1%
Total investor real estate	7.9%	7.6%	7.7%	7.8%	7.7%
Total business	63.2%	63.2%	63.1%	63.4%	62.1%
Residential first mortgage	17.5%	17.4%	17.0%	16.7%	17.2%
Home equity—lines of credit	6.4%	6.6%	6.7%	6.8%	7.1%
Home equity—closed-end	3.7%	3.8%	3.9%	3.9%	4.1%
Indirect—vehicles	2.2%	2.5%	2.9%	3.3%	3.6%
Indirect—other consumer	3.9%	3.4%	3.3%	3.0%	2.8%
Consumer credit card	1.7%	1.6%	1.6%	1.5%	1.6%
Other consumer	1.4%	1.5%	1.5%	1.4%	1.5%
Total consumer	36.8%	36.8%	36.9%	36.6%	37.9%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Commercial and industrial	$39,743	$40,200	$40,707	$39,999	$38,111	$(457)	(1.1)%	$1,632	4.3%
Commercial real estate mortgage—owner-occupied	5,489	5,481	5,448	5,560	5,847	8	0.1%	(358)	(6.1)%
Commercial real estate construction—owner-occupied	357	390	447	409	349	(33)	(8.5)%	8	2.3%
Total commercial	45,589	46,071	46,602	45,968	44,307	(482)	(1.0)%	1,282	2.9%
Commercial investor real estate mortgage	4,841	4,859	4,699	4,729	4,275	(18)	(0.4)%	566	13.2%
Commercial investor real estate construction	1,544	1,529	1,797	1,821	1,815	15	1.0%	(271)	(14.9)%
Total investor real estate	6,385	6,388	6,496	6,550	6,090	(3)	—%	295	4.8%
Total business	51,974	52,459	53,098	52,518	50,397	(485)	(0.9)%	1,577	3.1%
Residential first mortgage	14,416	14,298	14,150	14,203	14,230	118	0.8%	186	1.3%
Home equity—lines of credit	5,357	5,482	5,637	5,792	5,924	(125)	(2.3)%	(567)	(9.6)%
Home equity—closed-end	3,121	3,201	3,273	3,343	3,411	(80)	(2.5)%	(290)	(8.5)%
Indirect—vehicles	1,948	2,247	2,578	2,924	3,109	(299)	(13.3)%	(1,161)	(37.3)%
Indirect—other consumer	3,005	2,750	2,662	2,429	2,287	255	9.3%	718	31.4%
Consumer credit card	1,337	1,310	1,286	1,304	1,298	27	2.1%	39	3.0%
Other consumer	1,234	1,239	1,221	1,212	1,217	(5)	(0.4)%	17	1.4%
Total consumer	30,418	30,527	30,807	31,207	31,476	(109)	(0.4)%	(1,058)	(3.4)%
Total loans	$82,392	$82,986	$83,905	$83,725	$81,873	$(594)	(0.7)%	$519	0.6%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the purchasing card reclassification from other assets and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Commercial and industrial	$39,743	$40,200	$40,707	$39,999	$38,111	$(457)	(1.1)%	$1,632	4.3%
Add: Purchasing card balances (1)	—	—	—	—	252	—	NM	(252)	(100.0)%
Adjusted commercial and industrial loans (non-GAAP)	$39,743	$40,200	$40,707	$39,999	$38,363	$(457)	(1.1)%	$1,380	3.6%
Total commercial loans	$45,589	$46,071	$46,602	$45,968	$44,307	$(482)	(1.0)%	$1,282	2.9%
Add: Purchasing card balances (1)	—	—	—	—	252	—	NM	(252)	(100.0)%
Adjusted total commercial loans (non-GAAP)	$45,589	$46,071	$46,602	$45,968	$44,559	$(482)	(1.0)%	$1,030	2.3%
Total business loans	$51,974	$52,459	$53,098	$52,518	$50,397	$(485)	(0.9)%	$1,577	3.1%
Add: Purchasing card balances (1)	—	—	—	—	252	—	NM	(252)	(100.0)%
Adjusted total business loans (non-GAAP)	$51,974	$52,459	$53,098	$52,518	$50,649	$(485)	(0.9)%	$1,325	2.6%
Total consumer loans	$30,418	$30,527	$30,807	$31,207	$31,476	$(109)	(0.4)%	$(1,058)	(3.4)%
Less: Indirect—vehicles	1,948	2,247	2,578	2,924	3,109	(299)	(13.3)%	(1,161)	(37.3)%
Adjusted total consumer loans (non-GAAP)	$28,470	$28,280	$28,229	$28,283	$28,367	$190	0.7%	$103	0.4%
Total loans	$82,392	$82,986	$83,905	$83,725	$81,873	$(594)	(0.7)%	$519	0.6%
Add: Purchasing card balances (1)	—	—	—	—	252	—	NM	(252)	(100.0)%
Less: Indirect—vehicles	1,948	2,247	2,578	2,924	3,109	(299)	(13.3)%	(1,161)	(37.3)%
Adjusted total loans (non-GAAP)	$80,444	$80,739	$81,327	$80,801	$79,016	$(295)	(0.4)%	$1,428	1.8%
________

(1)	On December 31, 2018, purchasing cards were reclassified to commercial and industrial loans from other assets.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Average Balances of Loans (continued)

	Average Balances
	Year Ended December 31
($ amounts in millions)	2019	2018	2019 vs. 2018
Commercial and industrial	$40,162	$37,220	$2,942	7.9%
Commercial real estate mortgage—owner-occupied	5,495	5,995	(500)	(8.3)%
Commercial real estate construction—owner-occupied	401	319	82	25.7%
Total commercial	46,058	43,534	2,524	5.8%
Commercial investor real estate mortgage	4,782	3,992	790	19.8%
Commercial investor real estate construction	1,672	1,832	(160)	(8.7)%
Total investor real estate	6,454	5,824	630	10.8%
Total business	52,512	49,358	3,154	6.4%
Residential first mortgage	14,267	14,088	179	1.3%
Home equity—lines of credit	5,565	6,177	(612)	(9.9)%
Home equity—closed-end	3,234	3,498	(264)	(7.5)%
Indirect—vehicles	2,421	3,217	(796)	(24.7)%
Indirect—other consumer	2,713	1,903	810	42.6%
Consumer credit card	1,309	1,268	41	3.2%
Other consumer	1,227	1,183	44	3.7%
Total consumer	30,736	31,334	(598)	(1.9)%
Total Loans	$83,248	$80,692	$2,556	3.2%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the purchasing card reclassification from other assets, the first quarter 2018 residential first mortgage loan sale and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
	Year Ended December 31
($ amounts in millions)	2019	2018	2019 vs. 2018
Commercial and industrial	$40,162	$37,220	$2,942	7.9%
Add: Purchasing card balances(1)	—	232	(232)	(100.0)%
Adjusted commercial and industrial loans (non-GAAP)	$40,162	$37,452	$2,710	7.2%
Total commercial loans	$46,058	$43,534	$2,524	5.8%
Add: Purchasing card balances(1)	—	232	(232)	(100.0)%
Adjusted total commercial loans (non-GAAP)	$46,058	$43,766	$2,292	5.2%
Total business loans	$52,512	$49,358	$3,154	6.4%
Add: Purchasing card balances(1)	—	232	(232)	(100.0)%
Adjusted total business loans (non-GAAP)	$52,512	$49,590	$2,922	5.9%
Total consumer loans	$30,736	$31,334	$(598)	(1.9)%
Less: Balances of residential first mortgage loans sold(2)	—	40	(40)	(100.0)%
Less: Indirect—vehicles	2,421	3,217	(796)	(24.7)%
Adjusted total consumer loans (non-GAAP)	$28,315	$28,077	$238	0.8%
Total Loans	$83,248	$80,692	$2,556	3.2%
Add: Purchasing card balances(1)	—	232	(232)	(100.0)%
Less: Balances of residential first mortgage loans sold(2)	—	40	(40)	(100.0)%
Less: Indirect—vehicles	2,421	3,217	(796)	(24.7)%
Adjusted total loans (non-GAAP)	$80,827	$77,666	$3,161	4.1%
________
(1) On December 31, 2018, purchasing cards were reclassified to commercial and industrial loans from other assets.
(2) Adjustments to average loan balances assume a simple day-weighted average impact for the year ended December 31, 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

End of Period Deposits

	As of
						12/31/2019		12/31/2019
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	vs. 9/30/2019		vs. 12/31/2018
Interest-free deposits	$34,113	$34,360	$34,678	$34,775	$35,053	$(247)	(0.7)%	$(940)	(2.7)%
Interest-bearing checking	20,046	18,107	18,625	19,724	19,175	1,939	10.7%	871	4.5%
Savings	8,640	8,588	8,659	9,031	8,788	52	0.6%	(148)	(1.7)%
Money market—domestic	25,326	25,329	24,729	23,806	24,111	(3)	—%	1,215	5.0%
Low-cost deposits	88,125	86,384	86,691	87,336	87,127	1,741	2.0%	998	1.1%
Time deposits	7,442	7,639	7,731	7,704	7,122	(197)	(2.6)%	320	4.5%
Total Customer Deposits	95,567	94,023	94,422	95,040	94,249	1,544	1.6%	1,318	1.4%
Corporate treasury time deposits	108	282	549	680	242	(174)	(61.7)%	(134)	(55.4)%
Corporate treasury other deposits	$1,800	—	—	—	—	1,800	NM	1,800	NM
Total Deposits	$97,475	$94,305	$94,971	$95,720	$94,491	$3,170	3.4%	$2,984	3.2%

	As of
						12/31/2019		12/31/2019
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	vs. 9/30/2019		vs. 12/31/2018
Consumer Bank Segment	$59,438	$59,422	$59,775	$59,880	$57,575	$16	—%	$1,863	3.2%
Corporate Bank Segment	27,626	26,312	26,386	26,741	27,748	1,314	5.0%	(122)	(0.4)%
Wealth Management Segment	8,162	7,905	7,919	7,994	8,072	257	3.3%	90	1.1%
Other (1)	2,249	666	891	1,105	1,096	1,583	237.7%	1,153	105.2%
Total Deposits	$97,475	$94,305	$94,971	$95,720	$94,491	$3,170	3.4%	$2,984	3.2%

	As of
						12/31/2019		12/31/2019
($ amounts in millions)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	vs. 9/30/2019		vs. 12/31/2018
Wealth Management - Private Wealth	$7,180	$6,913	$6,965	$7,089	$7,204	$267	3.9%	$(24)	(0.3)%
Wealth Management - Institutional Services	982	992	954	905	868	(10)	(1.0)%	114	13.1%
Total Wealth Management Segment Deposits	$8,162	$7,905	$7,919	$7,994	$8,072	$257	3.3%	$90	1.1%

					As of
End of Period Deposits by Percentage					12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Interest-free deposits					35.0%	36.4%	36.5%	36.3%	37.1%
Interest-bearing checking					20.6%	19.2%	19.6%	20.6%	20.3%
Savings					8.9%	9.1%	9.1%	9.4%	9.3%
Money market—domestic					26.0%	26.9%	26.0%	24.9%	25.5%
Low-cost deposits					90.5%	91.6%	91.2%	91.2%	92.2%
Time deposits					7.6%	8.1%	8.2%	8.1%	7.5%
Total Customer Deposits					98.1%	99.7%	99.4%	99.3%	99.7%
Corporate treasury time deposits					0.1%	0.3%	0.6%	0.7%	0.3%
Corporate treasury other deposits					1.8%	—%	—%	—%	—%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Interest-free deposits	$34,098	$33,599	$33,883	$33,896	$35,169	$499	1.5%	$(1,071)	(3.0)%
Interest-bearing checking	18,668	18,257	18,869	19,309	18,295	411	2.3%	373	2.0%
Savings	8,616	8,607	8,806	8,852	8,827	9	0.1%	(211)	(2.4)%
Money market—domestic	25,289	24,904	24,350	23,989	23,850	385	1.5%	1,439	6.0%
Low-cost deposits	86,671	85,367	85,908	86,046	86,141	1,304	1.5%	530	0.6%
Time deposits	7,543	7,712	7,800	7,471	6,792	(169)	(2.2)%	751	11.1%
Total Customer Deposits	94,214	93,079	93,708	93,517	92,933	1,135	1.2%	1,281	1.4%
Corporate treasury time deposits	189	436	657	496	87	(247)	(56.7)%	102	117.2%
Corporate treasury other deposits	109	541	553	157	139	(432)	(79.9)%	(30)	(21.6)%
Total Deposits	$94,512	$94,056	$94,918	$94,170	$93,159	$456	0.5%	1,353	1.5%

	Average Balances
($ amounts in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Consumer Bank Segment	$59,359	$59,217	$59,277	$57,952	$57,366	$142	0.2%	$1,993	3.5%
Corporate Bank Segment	26,627	25,690	26,154	26,904	26,323	937	3.6%	304	1.2%
Wealth Management Segment	7,891	7,843	7,924	7,948	8,027	48	0.6%	(136)	(1.7)%
Other (1)	635	1,306	1,563	1,366	1,443	(671)	(51.4)%	(808)	(56.0)%
Total Deposits	$94,512	$94,056	$94,918	$94,170	$93,159	$456	0.5%	$1,353	1.5%

	Average Balances
($ amounts in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	4Q19 vs. 3Q19		4Q19 vs. 4Q18
Wealth Management - Private Wealth	$7,040	$6,984	$7,033	$7,111	$7,084	$56	0.8%	$(44)	(0.6)%
Wealth Management - Institutional Services	851	859	891	837	943	(8)	(0.9)%	(92)	(9.8)%
Total Wealth Management Segment Deposits	$7,891	$7,843	$7,924	$7,948	$8,027	$48	0.6%	$(136)	(1.7)%

	Average Balances
	Year Ended December 31
($ amounts in millions)	2019	2018	2019 vs. 2018
Interest-free deposits	$33,869	$35,464	$(1,595)	(4.5)%
Interest-bearing checking	18,772	19,167	(395)	(2.1)%
Savings	8,719	8,838	(119)	(1.3)%
Money market—domestic	24,637	24,173	464	1.9%
Money market—foreign	—	8	(8)	(100.0)%
Low-cost deposits	85,997	87,650	(1,653)	(1.9)%
Time deposits	7,632	6,665	967	14.5%
Total Customer Deposits	93,629	94,315	(686)	(0.7)%
Corporate treasury time deposits	444	39	405	NM
Corporate treasury other deposits	340	84	256	304.8%
Total Deposits	$94,413	$94,438	$(25)	—%

	Average Balances
	Year Ended December 31
($ amounts in millions)	2019	2018	2019 vs. 2018
Consumer Bank Segment	$58,956	$57,588	$1,368	2.4%
Corporate Bank Segment	26,341	26,925	(584)	(2.2)%
Wealth Management Segment	7,901	8,430	(529)	(6.3)%
Other (1)	1,215	1,495	(280)	(18.7)%
Total Deposits	$94,413	$94,438	$(25)	—%

	Average Balances
	Year Ended December 31
($ amounts in millions)	2019	2018	2019 vs. 2018
Wealth Management - Private Wealth	$7,042	$7,380	$(338)	(4.6)%
Wealth Management - Institutional Services	859	1,050	(191)	(18.2)%
Total Wealth Management Segment Deposits	$7,901	$8,430	$(529)	(6.3)%

(1)	Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$16,295	$16,581	$16,608	$15,512	$15,090
Less:
Preferred stock (GAAP)		1,310	1,310	1,310	820	820
Intangible assets (GAAP)		4,950	4,956	4,930	4,937	4,944
Deferred tax liability related to intangibles (GAAP)		(92)	(93)	(94)	(94)	(94)
Tangible common stockholders’ equity (non-GAAP)	A	$10,127	$10,408	$10,462	$9,849	$9,420
Total assets (GAAP)		$126,240	$128,147	$127,518	$128,802	$125,688
Less:
Intangible assets (GAAP)		4,950	4,956	4,930	4,937	4,944
Deferred tax liability related to intangibles (GAAP)		(92)	(93)	(94)	(94)	(94)
Tangible assets (non-GAAP)	B	$121,382	$123,284	$122,682	$123,959	$120,838
Shares outstanding—end of quarter	C	957	964	1,004	1,013	1,025
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	8.34%	8.44%	8.53%	7.95%	7.80%
Tangible common book value per share (non-GAAP)	A/C	$10.58	$10.79	$10.42	$9.72	$9.19

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

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Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

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Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

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Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

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Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

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The effect of changes in tax laws, including the effect of any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

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Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

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Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

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Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

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Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

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Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

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Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements.

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Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

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The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

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Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2019 Earnings Release

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Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

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The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.

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Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

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Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

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Possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

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The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

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The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to shareholders.

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Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.